EXECUTION VERSION

Exhibit 10.7

FIRST AMENDMENT

Dated as of December 14, 2022

to

REVOLVING CREDIT AGREEMENT

Dated as of December 14, 2021

This FIRST AMENDMENT TO REVOLVING CREDIT AGREEMENT (this “Amendment”), dated as of December 14, 2022, is entered into by and among AB Commercial Real Estate Private Debt Fund, LLC, as Borrower and STATE STREET BANK AND TRUST COMPANY, as the administrative bank (the “Administrative Bank”) and a Lender. All capitalized terms not otherwise defined herein are used as defined in the Credit Agreement (as defined below).

WHEREAS, the parties hereto have entered into that certain Revolving Credit Agreement dated as of December 14, 2021 (as amended, restated, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”); and

WHEREAS, the parties hereto wish to make certain changes to the Credit Agreement as herein provided.

NOW, THEREFORE, in consideration of the mutual promises herein contained and for other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

Section 1.
Amendments to the Credit Agreement. Effective as of the Effective Date (as defined below):
1.1.
certain sections of the Credit Agreement (including Schedule II thereto but otherwise excluding the Schedules and Exhibits thereto) are hereby amended as set forth on Annex A to this Amendment. Language being inserted into the applicable section of the Credit Agreement is evidenced on Annex A by bold and underlined formatting in the same manner as the following example: double-underlined text. Language being deleted from the applicable section of the Credit Agreement is evidenced on Annex A by strike through formatting in the same manner as the following example: ~~stricken text~~.
1.2.
Exhibit E (Form of Request for Borrowing) is hereby amended and restated in its entirety as set forth on Annex B hereto.
1.3.
a new Exhibit U (Form of Uncommitted Tranche Request) in the form of Annex C hereto is hereby added to the Credit Agreement.
1.4.
Exhibit P (Form of [Temporary Increase][Increase] Request) is hereby amended and restated in its entirety as set forth on Annex D hereto.
Section 2.
Conditions Precedent. Section 1 hereof shall become effective on the date (the “Effective Date”) upon each of the following conditions precedent have been satisfied:

(a)
receipt by the Administrative Bank of this Amendment, duly executed and delivered by each of the parties hereto;
(b)
receipt by the Administrative Bank of certificates of good standing of each Credit Party, in each case as in effect on the date hereof and in form and substance satisfactory to the Administrative Bank in its sole discretion;
(c)
receipt by the Administrative Bank of certified resolutions of each Borrower authorizing its entry into the transactions contemplated herein, as in effect on the Effective Date and reasonably satisfactory to the Administrative Bank;
(d)
receipt by the Administrative Bank of an updated Borrowing Base Certificate which is certified by the respective Obligors as correct and complete as of the Effective Date;
(e)
receipt by the Administrative Bank of written legal opinions of counsel to the Credit Parties, each dated as of the Effective Date, addressed to the Administrative Bank and in such form and substance as may be reasonably acceptable to the Administrative Bank relating to such customary matters as the Administrative Bank may deem necessary or appropriate, which also shall provide that such legal opinions may be relied upon by the Administrative Bank’s permitted successors and assigns;
(f)
receipt by the Administrative Bank of an assistant secretary’s or other responsible officer’s certificate from each entity signing on behalf of a Credit Party certifying (A) the names and true signatures of the persons authorized to sign the Loan Documents to be delivered by the applicable Credit Party hereunder, (B) resolutions authorizing the execution and delivery of any Loan Documents required to be delivered by the applicable Credit Party hereunder and (C) attached thereto are certificates of existence and good standing (or its equivalent) for the applicable Credit Parties;
(g)
receipt by the Administrative Bank of the Amended and Restated Fee Letter, duly executed and delivered by each of the parties thereto;
(h)
payment of the Uncommitted Tranche Upfront Fee; and
(i)
payment of all fees and other amounts due and payable on or prior to the date hereof, including pursuant to any Fee Letter (as defined on Annex A hereto) delivered as of the date hereof, and to the extent invoiced, payment of all reasonable and documented fees, expenses and other amounts due and payable on or prior to the date of this Amendment including, the fees, expenses and disbursements invoiced through the date of this Amendment of the Administrative Bank’s special counsel, Cadwalader, Wickersham & Taft LLP.
Section 3.
Miscellaneous.
3.1.
Amendment is a “Loan Document”. This Amendment is a Loan Document and all references to a “Loan Document” in the Credit Agreement and the other Loan Documents

(including, without limitation, all such references in the representations and warranties in the Credit Agreement and the other Loan Documents) shall be deemed to include this Amendment.
3.2.
References to the Credit Agreement. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import shall mean and be a reference to the Credit Agreement as amended hereby, and each reference to the Credit Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Credit Agreement shall mean and be a reference to such Credit Agreement as amended hereby.
3.3.
Representations and Warranties. Each Credit Party hereby represents and warrants that (i) this Amendment is the legal, valid and binding obligation of such Person, enforceable against such Person in accordance with its terms, subject to debtor relief laws and general equitable principles (whether considered a proceeding in equity or at law), (ii) the representations and warranties set forth in the Credit Agreement and in the other Loan Documents are true and correct in all material respects on and as of the Effective Date with the same force and effect as if made on and as of the Effective Date (except to the extent that any such representation or warranty expressly relates to an earlier date, in which case, such representation or warranty shall be true and correct in all material respects as of such earlier date); provided that if a representation or warranty is qualified as to materiality, with respect to such representation or warranty, the foregoing materiality qualifier shall be disregarded for the purposes of this condition (iii) no Event of Default or Default has occurred and is continuing, and (iv) the Constituent Documents to which such Person is a party have not been amended since last delivered to the Administrative Bank.
3.4.
Reaffirmation of Obligations. Each Credit Party (a) acknowledges and consents to all of the terms and conditions of this Amendment, (b) affirms all of its obligations under the Loan Documents including, in respect of each Guarantor, all obligations under the Guaranty, and (c) agrees that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge such Person’s obligations under the Loan Documents.
3.5.
Reaffirmation of Security Interests. Each Credit Party (a) affirms that each of the Liens granted in or pursuant to the Loan Documents are valid and subsisting, and (b) agrees that this Amendment and all documents executed herewith shall in no manner impair or otherwise adversely affect any of the Liens granted in or pursuant to the Loan Documents.
3.6.
No Other Changes. Except as specifically amended by this Amendment, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.
3.7.
No Waiver. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Agent or any Lender under the Credit Agreement or any other document, instrument or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein, except as specifically set forth herein.
3.8.
Governing Law. The laws of the State of New York shall govern the validity, construction, enforcement and interpretation of this Amendment.

3.9.
Successors and Assigns. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective permitted successors and assigns as provided in the Credit Agreement.
3.10.
Headings. Section headings are for convenience of reference only and shall in no way affect the interpretation of this Amendment.
3.11.
Multiple Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same agreement, and any of the parties hereto may execute this Amendment by signing any such counterpart. Delivery of an executed counterpart hereof, or a signature page hereto, by facsimile or in a .pdf or similar file shall be effective as delivery of a manually executed original counterpart thereof.

REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
SIGNATURE PAGES FOLLOW.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first above written.

BORROWER:

AB COMMERCIAL REAL ESTATE PRIVATE DEBT FUND, LLC

By: /s/ Neal Kalechofsky__________________
 Name: Neal Kalechofsky

Title: Vice President

[Signatures Continue on the Following Page]

State Street/AB CRE

First Amendment to Revolving Credit Agreement

STATE STREET BANK AND TRUST COMPANY

By: /s/ Sumit K. Jain
Name: Sumit K. Jain
Title: Vice President

State Street/AB CRE

First Amendment to Revolving Credit Agreement

ANNEX A

[See Attached]